CorEnergy Announces Fiscal Year 2018 Results
KANSAS CITY, MO - February 27, 2019 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the fiscal year ended December 31, 2018.
Fiscal Year 2018 Performance Summary
Fiscal Year 2018 financial highlights are as follows:

	For the Year Ended
	December 31, 2018
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$34,163,499	$2.86	$2.79
NAREIT Funds from Operations (NAREIT FFO)[1]	$46,796,201	$3.92	$3.61
Funds From Operations (FFO)[1]	$47,959,311	$4.02	$3.69
Adjusted Funds From Operations (AFFO)[1]	$49,024,120	$4.11	$3.70
Dividends Declared to Common Stockholders		$3.00
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments

•
Sale of Portland Terminal to tenant, Zenith Energy: Sold the Portland Terminal Facility and the Company’s remaining interest in the Joliet Terminal to Zenith Energy for an aggregate consideration of $61 million

•	Exchange of Convertible Debt: Exchanged $43.8 million face amount of the Company’s 7% Convertible Senior Notes for an aggregate of 837,040 shares of common stock and $19.8 million in cash

•	Repurchase of Preferred Equity: Repurchased $4.5 million par value of the Company’s 7.375% Series A Preferred Stock

•	Maintained dividend: Declared common stock dividend of $0.75 per share ($3.00 annualized) for the fourth quarter 2018, in line with the previous 13 quarterly dividends

“CorEnergy entered 2019 a different company than it began 2018, having sold the Portland Terminal to our tenant, an asset which returned rates in the mid-teens since its purchase in January 2014. Recently, we deleveraged our capital structure through the repurchase of preferred equity and the exchange of convertible debt,” said CorEnergy President, Chairman and CEO Dave Schulte. “We engaged in several deep dives of evaluating asset acquisitions which, while not ultimately resulting in a transaction, allowed our team to stretch our understanding of which assets best fit our risk-return profile. In 2019, we expect to continue our disciplined approach in assessing real property assets to add to our portfolio.”
Portfolio Update
Grand Isle Gathering System: On October 18, 2018, the parent company of the tenant of the GIGS, EGC, completed its previously announced acquisition by the privately-held Gulf of Mexico operator, Cox Oil, for approximately $332 million. The tenant continues to utilize the system and make timely rent payments.
Pinedale Liquids Gathering System: UPL made strides to strengthen its balance sheet in 2018 and refocused its drilling plan on vertical wells, following mixed results from horizontal well testing. Utilization of the Pinedale LGS generated $4.3 million of variable rent revenue in 2018, despite UPL’s financial results being adversely affected by lower realized natural gas prices. CorEnergy intends to utilize excess cash flows such as these to reduce its leverage profile and / or invest in new assets.
MoGas Pipeline: On May 31, 2018, MoGas filed a general rate case before the FERC with a proposed revenue requirement of approximately $20.0 million, annually. The proposed rates went into effect on December 1, 2018, subject to refund upon final ruling. The FERC rate case remains ongoing.
Omega Pipeline: Omega and its third-party consultants are reviewing potential projects, including those for its utility energy services contract (UESC) at Fort Leonard Wood in south-central Missouri. The UESC initiative is expected to last four to five years and will produce incremental earnings.
Portland Terminal: On December 21, 2018, CorEnergy sold the Portland Terminal Facility to its tenant, Zenith Energy, as well as its remaining interest in the Joliet Terminal, for an aggregate consideration of $61 million. The Company had purchased the Portland Terminal in January 2014 for $42 million and invested an additional $10 million for improvements in the asset.

Outlook
CorEnergy regularly assesses its ability to pay and grow its dividend to common stockholders above the current $0.75 per quarter. The Company targets long-term revenue growth of 1-3% annually from existing contracts through inflation-based and participating rent adjustments and additional growth from acquisitions. CorEnergy believes that a number of actions can be taken to adequately offset the lost revenue from the sale of the Portland Terminal, which could include a combination of i) additional investments in revenue generating assets and / or ii) deleveraging of the Company’s balance sheet through preferred equity and convertible debt repurchases, at attractive prices. There can be no assurance that any potential acquisition opportunities will result in consummated transactions.
Dividend Declaration
Common Stock: A fourth quarter 2018 dividend of $0.75 per share (or $3.00 per share annualized) was declared for CorEnergy’s common stock. The dividend is payable on February 28, 2019, to stockholders of record on February 14, 2019.
Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on February 28, 2019, to stockholders of record on February 14, 2019.
Fiscal Year 2018 Earnings Conference Call
CorEnergy will host a conference call on Thursday, February 28, 2019, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on March 28, 2019 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 43972. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns critical energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan (gain) loss, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, amortization of above market leases, income tax expense (benefit) unrelated to securities investments, non-cash costs associated with derivative instruments, (gain) loss on the settlement of ARO, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Consolidated Balance Sheets

	December 31, 2018	December 31, 2017
Assets
Leased property, net of accumulated depreciation of $87,154,095 and $72,155,753	$398,214,355	$465,956,467
Property and equipment, net of accumulated depreciation of $15,969,346 and $12,643,636	109,881,552	113,158,872
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $4,100,000	1,300,000	1,500,000
Note receivable	5,000,000	—
Other equity securities, at fair value	—	2,958,315
Cash and cash equivalents	69,287,177	15,787,069
Deferred rent receivable	25,942,755	22,060,787
Accounts and other receivables	5,083,243	3,786,036
Deferred costs, net of accumulated amortization of $1,290,236 and $623,764	2,838,443	3,504,916
Prepaid expenses and other assets	668,584	742,154
Deferred tax asset, net	4,948,203	2,244,629
Goodwill	1,718,868	1,718,868
Total Assets	$624,883,180	$633,418,113
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $210,891 and $254,646	37,261,109	40,745,354
Unsecured convertible senior notes, net of discount and debt issuance costs of $1,180,729 and $1,967,917	112,777,271	112,032,083
Asset retirement obligation	7,956,343	9,170,493
Accounts payable and other accrued liabilities	3,493,490	2,333,782
Management fees payable	1,831,613	1,748,426
Income tax liability	—	2,204,626
Unearned revenue	6,552,049	3,397,717
Total Liabilities	$169,871,875	$171,632,481
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,555,675 and $130,000,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,222 and 52,000 issued and outstanding at December 31, 2018 and December 31, 2017, respectively	$125,555,675	$130,000,000
Capital stock, non-convertible, $0.001 par value; 11,960,225 and $11,915,830 shares issued and outstanding at December 31, 2018 and December 31, 2017 (100,000,000 shares authorized)	11,960	11,916
Additional paid-in capital	320,295,969	331,773,716
Retained earnings	9,147,701	—
Total Equity	455,011,305	461,785,632
Total Liabilities and Equity	$624,883,180	$633,418,113

Consolidated Statements of Income and Comprehensive Income

	For the Years Ended December 31,
	2018	2017	2016
Revenue
Lease revenue	$72,747,362	$68,803,804	$67,994,130
Transportation and distribution revenue	16,484,236	19,945,573	21,094,112
Financing revenue	—	—	162,344
Total Revenue	89,231,598	88,749,377	89,250,586
Expenses
Transportation and distribution expenses	7,210,748	6,729,707	6,463,348
General and administrative	13,042,847	10,786,497	12,270,380
Depreciation, amortization and ARO accretion expense	24,947,453	24,047,710	22,522,871
Provision for loan (gain) loss	(36,867)	—	5,014,466
Total Expenses	45,164,181	41,563,914	46,271,065
Operating Income	$44,067,417	$47,185,463	$42,979,521
Other Income (Expense)
Net distributions and dividend income	$106,795	$680,091	$1,140,824
Net realized and unrealized gain (loss) on other equity securities	(1,845,309)	1,531,827	824,482
Interest expense	(12,759,010)	(12,378,514)	(14,417,839)
Gain on the sale of leased property, net	11,723,257	—	—
Loss on extinguishment of debt	—	(336,933)	—
Total Other Expense	(2,774,267)	(10,503,529)	(12,452,533)
Income before income taxes	41,293,150	36,681,934	30,526,988
Taxes
Current tax expense (benefit)	(585,386)	2,831,658	(313,107)
Deferred tax benefit	(1,833,340)	(486,340)	(151,313)
Income tax expense (benefit), net	(2,418,726)	2,345,318	(464,420)
Net Income	43,711,876	34,336,616	30,991,408
Less: Net Income attributable to non-controlling interest	—	1,733,826	1,328,208
Net Income attributable to CorEnergy Stockholders	$43,711,876	$32,602,790	$29,663,200
Preferred dividend requirements	9,548,377	7,953,988	4,148,437
Net Income attributable to Common Stockholders	$34,163,499	$24,648,802	$25,514,763

Net Income	$43,711,876	$34,336,616	$30,991,408
Other comprehensive income (loss):
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	—	11,196	(201,993)
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	—	2,617	(47,226)
Net Change in Other Comprehensive Income (Loss)	$—	$13,813	$(249,219)
Total Comprehensive Income	43,711,876	34,350,429	30,742,189
Less: Comprehensive income attributable to non-controlling interest	—	1,736,443	1,280,982
Comprehensive Income attributable to CorEnergy Stockholders	$43,711,876	$32,613,986	$29,461,207
Earnings Per Common Share:
Basic	$2.86	$2.07	$2.14
Diluted	$2.79	$2.07	$2.14
Weighted Average Shares of Common Stock Outstanding:
Basic	11,935,021	11,900,516	11,901,985
Diluted	15,389,180	11,900,516	11,901,985
Dividends declared per share	$3.000	$3.000	$3.000

Consolidated Statements of Cash Flow

	For the Years Ended December 31,
	2018	2017	2016
Operating Activities
Net Income	$43,711,876	$34,336,616	$30,991,408
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(1,845,710)	(486,340)	(151,313)
Depreciation, amortization and ARO accretion	26,361,907	25,708,891	24,548,350
Gain on sale of leased property	(11,723,257)	—	—
Provision for loan (gain) loss	(36,867)	—	5,014,466
Loss on extinguishment of debt	—	336,933	—
Non-cash settlement of accounts payable	—	(221,609)	—
(Gain) loss on sale of equipment	(8,416)	4,203	—
Gain on repurchase of convertible debt	—	—	(71,702)
Net distributions and dividend income, including recharacterization of income	—	148,649	(117,004)
Net realized and unrealized (gain) loss on other equity securities	1,845,309	(1,531,827)	(781,153)
Unrealized gain on derivative contract	—	—	(75,591)
Settlement of derivative contract	—	—	(95,319)
Loss on settlement of asset retirement obligation	310,941	—	—
Common stock issued under directors compensation plan	67,500	67,500	60,000
Changes in assets and liabilities:
Increase in deferred rent receivables	(7,038,848)	(7,184,005)	(8,360,036)
(Increase) decrease in accounts and other receivables	(1,297,207)	752,848	(174,390)
Decrease in financing note accrued interest receivable	—	—	95,114
(Increase) decrease in prepaid expenses and other assets	73,505	(16,717)	329,735
Increase (decrease) in management fee payable	83,187	13,402	(28,723)
Increase (decrease) in accounts payable and other accrued liabilities	476,223	(225,961)	(231,151)
Increase (decrease) in income tax liability	(2,204,626)	2,204,626	—
Increase (decrease) in unearned revenue	(152,777)	2,884,362	155,961
Net cash provided by operating activities	$48,622,740	$56,791,571	$51,108,652
Investing Activities
Proceeds from the sale of leased property	55,553,975	—	—
Proceeds from sale of other equity securities	449,067	7,591,166	—
Proceeds from assets and liabilities held for sale	—	—	644,934
Purchases of property and equipment, net	(105,357)	(116,595)	(191,926)
Proceeds from asset foreclosure and sale	17,999	—	223,451
Principal payment on financing note receivable	236,867	—	—
Increase in financing notes receivable	—	—	(202,000)
Return of capital on distributions received	663,939	120,906	4,631
Net cash provided by investing activities	$56,816,490	$7,595,477	$479,090
Financing Activities
Debt financing costs	(264,010)	(1,462,741)	(193,000)
Net offering proceeds on Series A preferred stock	—	71,161,531	—
Repurchases of common stock	—	—	(2,041,851)
Repurchases of convertible debt	—	—	(899,960)
Repurchases of Series A preferred stock	(4,275,553)	—	—
Dividends paid on Series A preferred stock	(9,587,500)	(8,227,734)	(4,148,437)
Dividends paid on common stock	(34,284,059)	(34,731,892)	(34,896,727)
Distributions to non-controlling interest	—	(1,833,650)	—
Advances on revolving line of credit	—	10,000,000	44,000,000
Payments on revolving line of credit	—	(54,000,000)	—
Proceeds from term debt	—	41,000,000	—
Principal payments on secured credit facilities	(3,528,000)	(45,600,577)	(60,131,423)

	For the Years Ended December 31,
	2018	2017	2016
Purchase of non-controlling interest	—	(32,800,000)	—
Net cash used in financing activities	$(51,939,122)	$(56,495,063)	$(58,311,398)
Net Change in Cash and Cash Equivalents	$53,500,108	$7,891,985	$(6,723,656)
Cash and Cash Equivalents at beginning of period	15,787,069	7,895,084	14,618,740
Cash and Cash Equivalents at end of period	$69,287,177	$15,787,069	$7,895,084

Supplemental Disclosure of Cash Flow Information
Interest paid	$11,200,835	$10,780,150	$12,900,901
Income taxes paid (net of refunds)	2,136,563	199,772	37,736

Non-Cash Investing Activities
Note receivable in consideration of the sale of leased property	$5,000,000	$—	$—
Investment in other equity securities	—	(1,161,034)	—
Change in accounts and other receivables	—	—	(450,000)
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets, Accounts payable and other accrued liabilities and Liabilities held for sale	—	—	(1,776,549)

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$(255,037)	$255,037	$—
Reinvestment of distributions by common stockholders in additional common shares	1,509,830	962,308	815,889
Common stock issued upon conversion of convertible notes	42,654	—	—

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Years Ended December 31,
	2018	2017	2016
Net Income attributable to CorEnergy Stockholders	$43,711,876	$32,602,790	$29,663,200
Less:
Preferred Dividend Requirements	9,548,377	7,953,988	4,148,437
Net Income attributable to Common Stockholders	$34,163,499	$24,648,802	$25,514,763
Add:
Depreciation	24,355,959	23,292,713	21,704,275
Less:
Gain on the sale of leased property, net	11,723,257	—	—
Non-Controlling Interest attributable to NAREIT FFO reconciling items	—	1,632,546	1,645,819
NAREIT funds from operations (NAREIT FFO)	$46,796,201	$46,308,969	$45,573,219
Add:
Distributions received from investment securities	106,795	949,646	1,028,452
Income tax expense (benefit) from investment securities	(682,199)	1,000,084	760,036
Less:
Net distributions and dividend income	106,795	680,091	1,140,824
Net realized and unrealized gain (loss) on other equity securities	(1,845,309)	1,531,827	824,482
Funds from operations adjusted for securities investments (FFO)	$47,959,311	$46,046,781	$45,396,401
Add:
Loss of extinguishment of debt	—	336,933	—
Provision for loan (gain) loss, net of tax	(36,867)	—	4,409,359
Transaction costs	521,311	592,068	520,487
Amortization of debt issuance costs	1,414,457	1,661,181	2,025,478
Amortization of deferred lease costs	91,932	91,932	91,932
Accretion of asset retirement obligation	499,562	663,065	726,664
Non-cash (gain) loss associated with derivative instruments	—	33,763	(75,591)
Loss on settlement of ARO	310,941	—	—
Less:
Non-cash settlement of accounts payable	—	221,609	—
Income tax (expense) benefit	1,736,527	(1,345,234)	619,349
Non-Controlling Interest attributable to AFFO reconciling items	—	13,154	37,113
Adjusted funds from operations (AFFO)	$49,024,120	$50,536,194	$52,438,268

Weighted Average Shares of Common Stock Outstanding:
Basic	11,935,021	11,900,516	11,901,985
Diluted	15,389,180	15,355,061	15,368,370
NAREIT FFO attributable to Common Stockholders
Basic	$3.92	$3.89	$3.83
Diluted (1)	$3.61	$3.59	$3.54
FFO attributable to Common Stockholders
Basic	$4.02	$3.87	$3.81
Diluted (1)	$3.69	$3.57	$3.53
AFFO attributable to Common Stockholders
Basic	$4.11	$4.25	$4.41
Diluted (2)	$3.70	$3.81	$3.93
(1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.